STRATEGY SHARES

36 North New York Avenue

Huntington, NY 11743

Series of the Trust	NYSE Arca Ticker Symbol

Day Hagan/Ned Davis Research Smart Sector ETF	SSUS

June 21, 2021

The information in this Supplement amends certain information contained in the Fund’s Statement of Additional Information dated September 1, 2020 (the “SAI”).

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The following paragraphs under the section of the SAI entitled “Investment Restrictions—Non-Fundamental Investment Restrictions” are hereby deleted in their entirety:

The Fund has adopted the following non-fundamental investment restriction which may be changed by the Board without the approval of the Fund’s shareholders. Any changes in the Fund’s non-fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness. The Fund:

(1)	May not invest in any other investment company or company relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act, except to the extent permitted by exemptive relief from the SEC permitting the Fund to purchase shares of other investment companies for short-term cash management purposes.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and SAI, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-594-7930 or by writing to the Fund at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.